Exhibit 10.1

MASTER AMENDMENT

THIS MASTER AMENDMENT (this “Amendment”) is dated as of March 31, 2010 (the “Effective Date”) between JPMORGAN CHASE BANK, N.A., a national banking association (“Chase”), SUPREME CORPORATION, a Texas corporation (“Supreme”), as a Borrower pursuant to the Credit Agreement (as hereinafter defined) and a Guarantor pursuant to the STBC Loan Documents (as hereinafter defined), SUPREME TRUCK BODIES OF CALIFORNIA, INC., a California corporation (“STBC”), as a Borrower pursuant to the STBC Reimbursement Agreement (as hereinafter defined) and a Guarantor pursuant to the STBC Loan Documents, SUPREME/MURPHY TRUCK BODIES, INC., a North Carolina corporation (“Murphy”), as a Borrower pursuant to the Murphy Reimbursement Agreement (as hereinafter defined) and a Guarantor pursuant to the Murphy Loan Documents, and SUPREME PROPERTIES EAST, INC., SUPREME PROPERTIES WEST, INC., SUPREME INSURANCE COMPANY, INC., SILVER CROWN, LLC, SUPREME PROPERTIES NORTH, INC., SUPREME PROPERTIES SOUTH, INC., SUPREME INDIANA MANAGEMENT, INC., SUPREME STB, LLC, SUPREME INDUSTRIES, INC., SUPREME NORTHWEST, L.L.C., SUPREME CORPORATION OF TEXAS, SC TOWER STRUCTURAL LAMINATING, INC., SUPREME MID-ATLANTIC CORPORATION, and SUPREME INDIANA OPERATIONS, INC. (together with Supreme, STBC and Murphy, each of the foregoing are referred to in this Amendment as a “Guarantor;” and collectively as the “Guarantors”).  Supreme, STBC and Murphy are each sometimes referred to in this Amendment as a “Borrower” and are collectively referred to in this Amendment as the “Borrowers.”

Recitals

1.             Supreme and Chase are parties to that certain Credit Agreement, dated as of December 23, 2008, as amended by an Amendment to Credit Agreement, dated as of March 11, 2009, an Amendment to Credit Agreement, dated as of May 12, 2009, an Amendment to Credit Agreement, dated as of September 9, 2009, and an Amendment to Credit Agreement, dated as of dated as of November 6, 2009 (collectively, the “Credit Agreement”).

2.             Supreme is in default under the Credit Agreement in that Supreme failed to maintain a minimum Adjusted EBITDA for its fiscal months ending in November, 2009, December, 2009 and January, 2010, as required by Section 5.2(O) of the Credit Agreement and it also failed to maintain the minimum Tangible Net Worth required by Section 5.2(M) of the Credit Agreement during those periods and up to the Effective Date (collectively, the “Existing Defaults”).

3.             STBC and Chase (as successor to NBD Bank, N.A.) are parties to a Reimbursement and Pledge Agreement, dated as of April 10, 1996, as amended by a First Amendment to Reimbursement and Pledge Agreement, dated as of September 8, 1997 (collectively, the “STBC Reimbursement Agreement”).

4.             Murphy and Chase (as successor to Bank One, Indiana, N.A.) are parties to a Reimbursement and Pledge Agreement, dated as of October 11, 2000 (the “Murphy Reimbursement Agreement”).

5.             The Borrowers have requested that Chase waive the Existing Defaults, and amend and modify the Credit Agreement, STBC Reimbursement Agreement, and Murphy Reimbursement Agreement, all as provided in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, Chase, the Borrowers and the Guarantors agree as follows:

1.             Definitions.  Except as otherwise expressly stated in this Amendment, all terms used in this Amendment that are defined in the Credit Agreement and that are not otherwise defined in this Amendment, shall have the same meanings in this Amendment as are ascribed to them in the Credit Agreement.

2.             Amendments to the Credit Agreement.  Effective as of the Effective Date, the Credit Agreement is amended as follows:

(a)           New Definitions.  The following new definitions are added to Section 2.1 of the Credit Agreement as new subsections EE, FF, GG and HH:

“EE.        “Adjusted EBITDA” means, with respect to any fiscal period of the Supreme Industries, Inc. and its consolidated Subsidiaries, their consolidated net income (or net loss) plus (a) interest expense, (b) depreciation expense, (c) amortization expense, (d) income tax expense, and (e) non-cash non-recurring expenses (in each case only to the extent deducted in determining such consolidated net income (or net loss) for such period and without duplication), and minus (f) non-cash non-recurring income, and (g) extraordinary gains (in each case only to the extent included in determining such consolidated net income (or net loss) for such period and without duplication).  Adjusted EBITDA shall be calculated on a consolidated basis in accordance with generally accepted accounting principles.

FF.          “Business Plan” means a revised business plan and revised financial projections for the Borrower and its consolidated Subsidiaries for their fiscal year 2010 ending December 25, 2010, including fiscal monthly cash flow and collateral projections.

GG.         “Consultant” means Fort Dearborn Partners, Inc.

HH.         “Minimum Required EBITDA Schedule” means the Minimum Required EBITDA Schedule attached to this Agreement.

(b)           Addition of New Section 4.13. The Credit Agreement is amended to add the following new Section 4.13:

“4.13      Real Estate.  Not later than May 1, 2010, the Borrower shall, and shall cause each of its Subsidiaries to, deliver to the Bank duly executed and acknowledged mortgages or deeds of trust, as requested by the Bank, with respect to all real estate owned in fee simple by the Borrower or any of its Subsidiaries, which mortgages and deeds of trust shall grant the Bank a first priority mortgage lien on the subject real estate and all improvements and other interests therein (excepting only other existing mortgage liens in favor of the Bank) and shall otherwise be in form and substance acceptable to the Bank in its sole discretion (each a “Required Mortgage”).  Each Required Mortgage shall secure payment of all of the obligations of the mortgagor executing such Required Mortgage to the Bank, whether such obligations now exist or hereafter arise, are direct or indirect, or are owed by such mortgagor as a borrower, a letter of credit account party or a guarantor.  The Borrowers and its Subsidiaries shall duly execute and deliver such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of the Bank to provide to the Bank the security and collateral intended to be provided by the Required Mortgages.”

(c)           Addition of New Section 4.14.  The Credit Agreement is amended to add the following new Section 4.14:

“4.14      Business Plan.  Not later than April 15, 2010, the Borrower shall deliver to the Bank the Business Plan prepared by the Borrower and the Consultant, and not later than May 1, 2010, the Borrower and the Consultant shall meet with the Bank at the offices of the Borrower in Goshen, Indiana to review comprehensively and discuss the Business Plan, with the Consultant at this meeting (a) providing to the Bank its assurances and qualifications respecting the adequacy and reasonableness of the assumptions upon which the Business Plan is based and respecting the reasonableness of (and sensitivity of) the projections in the Business Plan, (b) identifying those elements of the Business Plan which are critical to achievement of the projected net income and cash flows, and (c) discussing the Business Plan in all other respects reasonably requested by the Bank.”

(d)           Amendment to Section 5.2(M).  Section 5.2(M) of the Credit Agreement is amended, and as so amended, restated to read as follows:

“M.         Tangible Net Worth.  Beginning on April 1, 2010 and at all times thereafter, permit the Tangible Net Worth of Supreme Industries, Inc. and its Subsidiaries on a consolidated basis to be less than $64,000,000.”

(e)           Amendment to Section 5.2(O).  Section 5.2(O) of the Credit Agreement is amended, and as so amended, restated to read as follows:

“O.          Adjusted EBITDA.  Beginning with the Test Period ending on April 24, 2010, and thereafter as of the close of each successive Test Period, permit the Adjusted EBITDA of Supreme Industries, Inc. and its consolidated Subsidiaries for any Test Period to be less than the Minimum Required EBITDA for such Test Period.  As used in this Section 5.2(O):  (i) the term “Minimum Required EBITDA” means, with respect to each Test Period, the amount set forth under the column on the table set forth on the Minimum Required EBITDA Schedule entitled “Minimum Required EBITDA” that corresponds to such Test Period; and (ii) the term “Test Period” means the two fiscal month period identified under the column on the table set forth on the Minimum Required EBITDA Schedule entitled “Test Period.””

(f)            Addition of Minimum EBITDA Schedule.  The Credit Agreement is amended so that Exhibit A attached to this Amendment is added and attached to the Credit Agreement as the “Minimum Required EBITDA Schedule.”

3.             Amendments of the STBC Reimbursement Agreement.  Effective as of the Effective Date, the STBC Reimbursement Agreement is amended as follows:

(a)           Deletion of Financial Covenants and Negative Covenant regarding the Supreme Credit Agreement.  Sections 5.2.15 and 5.2.16 of the STBC Reimbursement Agreement are deleted in their entirety.

(b)           Addition of Default. Section 7 of the STBC Reimbursement Agreement is amended as follows:  (i) the word “or” appearing at the end of Section 7(n) of the STBC Reimbursement Agreement is deleted; (ii) the grammatical period at the end of Section 7(o) of the STBC Reimbursement Agreement is deleted and replaced with “; or”; and (iii) the following new Section 7(p) is added to the STBC Reimbursement Agreement:

“(p)         any event of default or default shall occur under or respecting (i) any agreement between the Bank and Supreme Industries, Inc., (ii) any agreement between the Bank and or Supreme Corporation, or (iii) any agreement between the Bank and any other Affiliate of the Borrower.”

4.             Amendments of the Murphy Reimbursement Agreement.  Effective as of the Effective Date, the Murphy Reimbursement Agreement is amended as follows:

(a)           Deletion of Financial Covenants.  Sections 5.2.18, 5.2.19, 5.2.20, and 5.2.21 of the Murphy Reimbursement Agreement are deleted in their entirety.

(b)           Addition of Default. Section 7 of the Murphy Reimbursement Agreement is amended as follows:  (i) the word “or” appearing at the end of Section 7(o) of the Murphy Reimbursement Agreement is deleted; (ii) the grammatical period at the end of Section 7(r) of the Murphy Reimbursement Agreement is deleted and replaced with “; or”; and (iii) the following new Section 7(s) is added to the Murphy Reimbursement Agreement:

“(s)         any event of default or default shall occur under or with respect to (i) any agreement between the Bank and Supreme Industries, Inc., (ii) any agreement between the Bank and or Supreme Corporation, or (iii) any agreement between the Bank and any other Affiliate of the Borrower.”

5.             Waiver of Existing Defaults.

(a)           Subject to the other terms of this Amendment, including, without limitation, the full satisfaction of all conditions precedent set forth in Section 8 hereof, Chase waives the Existing Defaults.  The waiver set forth in this Section 5(a) is a one-time waiver, and with respect to the covenants contained in Sections 5.2(M) and 5.2(O) of the Credit Agreement applies only to the failure to maintain the required minimum Tangible Net Worth on or prior to the Effective Date or to achieve the required Adjusted EBITDA for any fiscal period ending on or prior to the Effective Date.  The waiver set forth in this Section 5(a) shall not be deemed to be a waiver by Chase of any other default by Supreme under the Credit Agreement or any of the Related Documents, now existing or hereafter occurring, including any further default of any of the financial covenants set forth in Sections 5.2(M) and 5.2(O) of the Credit Agreement.

(b)           Subject to the other terms of this Amendment, including without limitation, the full satisfaction of all conditions precedent set forth in Section 8 hereof, Chase waives any non-compliance by STBC with the covenants set forth in Sections 5.2.15 and 5.2.16 of the STBC Reimbursement Agreement which occurred on or prior to the Effective Date.  The waiver set forth in this Section 5(b) shall not be deemed to be a waiver by Chase of any other default or event of default under the STBC Reimbursement Agreement or any of the STBC Loan Documents now existing or hereafter occurring, including any default occurring under or pursuant to Section 7(p) of the STBC Reimbursement Agreement.  As used in this Amendment, the term “STBC Loan Documents” means the agreements, documents and instruments that are defined in the STBC Reimbursement Agreement as the “Loan Documents.”

(c)           Subject to the other terms of this Amendment, including, without limitation, the full satisfaction of all conditions precedent set forth in Section 8 hereof, Chase waives any non-compliance by Murphy with the covenants set forth in Sections 5.2.18, 5.2.19, 5.2.20, and 5.2.21 of the Murphy Reimbursement Agreement which occurred on or prior to the Effective Date.  The waiver set forth in this Section 5(c) shall not be deemed to be a waiver by Chase of any other default or event of default Murphy under the Murphy Reimbursement Agreement or any of the Murphy Loan Documents now existing or hereafter occurring, including any default occurring under or pursuant to Section 7(s) of the Murphy Reimbursement Agreement.  As used in this Amendment, the term “Murphy Loan Documents” means the agreements, documents and instruments that are defined in the Murphy Reimbursement Agreement as the “Loan Documents.”

6.             Representations and Warranties.  Each Borrower represents and warrants to Chase as follows:

(a)           (i)            The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by such Borrower have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to such Borrower, or its articles of incorporation or by-laws, or result in a breach of or constitute a default under any material agreement, lease or instrument to which such Borrower is a party or by which it or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by such Borrower of this Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Amendment and all agreements and documents delivered pursuant hereto by such Borrower are the legal, valid and binding obligations of such Borrower, as a signatory thereto, and enforceable against such Borrower in accordance with the terms thereof.

(b)           After giving effect to the waivers granted in Section 5 of this Amendment, no default or event of default will exist as of the Effective under (i) the Credit Agreement or any of the other Related Documents, (ii) the STBC Reimbursement Agreement or any of the STBC Loan Documents, or (iii) the Murphy Reimbursement Agreement or any of the Murphy Loan Documents.

(c)           The representations and warranties contained in each of the Credit Agreement, the STBC Reimbursement Agreement, and the Murphy Reimbursement Agreement are true and correct in all material respects as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(d)           The Borrowers and the Guarantors acknowledge and agree that the financial statements delivered to Chase pursuant to Section 4.5(A) and 4.5(B) of the Credit Agreement are intended to and shall be the consolidated financial statements of Supreme Industries, Inc. and its Subsidiaries (rather than of Supreme and its Subsidiaries) and that Chase, the Borrowers and the Guarantors have at all times acted in accordance with and in reliance upon such intention.

7.             Consent and Representations of the Guarantors.  Each Guarantor covenants, represents and warrants to Chase as follows:

(a)           such Guarantor, by its execution of this Amendment, expressly consents to the execution, delivery and performance by the Borrowers, the other Guarantors and Chase of this Amendment and all agreements, instruments and documents to be delivered pursuant hereto;

(b)           such Guarantor agrees that neither the provisions of this Amendment nor any action taken or not taken in accordance with the terms of this Amendment shall constitute a termination, extinguishment, release, or discharge of any of such Guarantor’s obligations under its respective guaranty or guaranties listed in Exhibit B to this Amendment or any other guaranty executed by such Guarantor in favor of Chase (each of all of these guaranties, as the same has been and may hereafter be amended and/or restated from time to time and at any time, being called a “Guaranty”) or provide a defense, set-off, or counterclaim to it with respect to any of such Guarantor’s obligations under its Guaranty or any other Related Documents, STBC Loan Documents or Murphy Loan Documents;

(c)           such Guarantor’s Guaranty is in full force and effect and is a valid and binding obligation of such Guarantor; and

(d)           this Amendment is the legal, valid, and binding obligation of such Guarantor, and enforceable against such Guarantor in accordance with its terms.

8.             Conditions.  The obligation of Chase to execute and to perform this Amendment shall be subject to full satisfaction of the following conditions precedent on or before the Effective Date:

(a)           This Amendment shall have been duly executed by the Borrowers and the Guarantors, and delivered to Chase.

(b)           The Borrowers shall have paid all costs and expenses incurred by Chase in connection with the Existing Defaults and in the negotiation, preparation and closing of this Amendment and the other documents, instruments and agreements to be executed and delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of Baker & Daniels LLP, special counsel to Chase.

9.             No Counterclaims/Security/Release.  EACH OF THE BORROWERS AND THE  GUARANTORS (EACH INDIVIDUALLY REFERRED TO AS AN “OBLIGOR” AND COLLECTIVELY REFERRED TO AS THE “OBLIGORS”), FOR THEMSELVES AND THEIR RESPECTIVE LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASING PARTIES”), JOINTLY AND SEVERALLY RELEASES AND DISCHARGES CHASE AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, LEGAL REPRESENTATIVES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, DAMAGES, CAUSES OF ACTION, AND AFFIRMATIVE DEFENSES WHICH ANY OF THE RELEASING PARTIES HAS ASSERTED OR CLAIMED OR MIGHT NOW OR HEREAFTER ASSERT OR CLAIM AGAINST ALL OR ANY OF THE RELEASED PARTIES, WHETHER KNOWN OR UNKNOWN, ARISING OUT OF, RELATED TO OR IN ANY WAY CONNECTED WITH OR BASED UPON ANY ACT, OMISSION, CIRCUMSTANCE, AGREEMENT, LOAN, EXTENSION OF CREDIT, TRANSACTION, TRANSFER, PAYMENT, EVENT, ACTION, OR OCCURRENCE RELATED TO THE LIABILITIES, THE RELATED DOCUMENTS, OR

ANY TRANSACTION CONTEMPLATED THEREBY BETWEEN OR INVOLVING ANY OBLIGOR OR ANY OF THE PROPERTY OF ANY OBLIGOR, AND ALL OR ANY OF THE RELEASED PARTIES AND WHICH WAS MADE OR EXTENDED OR WHICH OCCURRED AT ANY TIME OR TIMES PRIOR TO THE EFFECTIVE DATE.

10.           Binding on Successors and Assigns.  All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

11.           Governing Law; Entire Agreement; Survival; Miscellaneous.  This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to its choice or conflicts of laws principles.  This Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written.  All covenants, agreements, undertakings, representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  Each of the Credit Agreement, the STBC Reimbursement Agreement, and the Murphy Reimbursement Agreement, as amended by this Amendment, remains in full force and effect.

12.           Amendment of Other Documents.

(a)           All references to the Credit Agreement in the other Related Documents shall mean the Credit Agreement, as modified and amended by this Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time.  The other Related Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Credit Agreement, as modified by this Amendment.  Except as otherwise expressly provided in this Amendment, all of the terms and provisions of the Credit Agreement and the other Related Documents, as modified and amended by this Amendment, remain in full force and effect and fully binding on the parties thereto and their respective successors and assigns.

(b)           All references to the STBC Reimbursement Agreement in the other STBC Loan Documents shall mean the STBC Reimbursement Agreement, as modified and amended by this Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time.  The other STBC Loan Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the STBC Reimbursement Agreement, as modified by this Amendment.  Except as otherwise expressly provided in this Amendment, all of the terms and provisions of the STBC Reimbursement Agreement and the other STBC Loan Documents, as modified and amended by this Amendment, remain in full force and effect and fully binding on the parties thereto and their respective successors and assigns.

(c)           All references to the Murphy Reimbursement Agreement in the other Murphy Loan Documents shall mean the Murphy Reimbursement Agreement, as modified and amended by this Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time.  The other Murphy Loan Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Murphy Reimbursement Agreement, as modified by this Amendment.  Except as otherwise expressly provided in this Amendment, all of the terms and provisions of the Murphy Reimbursement Agreement and the other Murphy Loan Documents, as modified and amended by this Amendment, remain in full force and effect and fully binding on the parties thereto and their respective successors and assigns.

13.           Further Assurances.  The Borrowers and the Guarantors shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of Chase to carry out the provisions and purposes of this Amendment.

14.           Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.  In the event any party executes and delivers this Amendment via facsimile, such party hereby agrees that for the purposes of enforcement and all applicable statutes, laws and rules, including, without limitation, the Uniform Commercial Code, rules of evidence and statutes of fraud: (i) the facsimile signature of such party shall constitute a binding signature of such party as a symbol and mark executed and adopted by such party with a present intention to authenticate this Amendment; (ii) the facsimile of this Amendment shall constitute a writing signed by such party; and (iii) the facsimile of this Amendment shall constitute an original of and best evidence of this Amendment.

15.           Recitals Incorporated.  Chase, the Borrowers, and the Guarantors agree that the Recitals set forth in this Amendment are true and correct.

[SIGNATURES APPEAR ON FOLLOWING PAGES 10 through 14]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized signatories.

JPMORGAN CHASE BANK, N.A.

By:
Vice President

(“Chase”)

SUPREME CORPORATION

By:
,

(“Supreme” and a “Borrower” and a “Guarantor”)

SUPREME TRUCK BODIES OF CALIFORNIA, INC.

By:
,

(“STBC” and a “Borrower” and a “Guarantor”)

SUPREME/MURPHY TRUCK BODIES, INC.

By:
,

(“Murphy” and a “Borrower” and a “Guarantor”)

SUPREME PROPERTIES EAST, INC.

By:
,

(a “Guarantor”)

SUPREME PROPERTIES WEST, INC.

By:
,

(a “Guarantor”)

SUPREME INSURANCE COMPANY, INC.

By:
,

(a “Guarantor”)

SILVER CROWN, LLC

By:
,

(a “Guarantor”)

SUPREME PROPERTIES NORTH, INC.

By:
,

(a “Guarantor”)

SUPREME PROPERTIES SOUTH, INC.

By:
,

(a “Guarantor”)

SUPREME INDIANA MANAGEMENT, INC.

By:
,

(a “Guarantor”)

SUPREME STB, LLC

By:
,

(a “Guarantor”)

SUPREME INDUSTRIES, INC.

By:
,

(a “Guarantor”)

SUPREME NORTHWEST, L.L.C.

By:
,

(a “Guarantor”)

SUPREME CORPORATION OF TEXAS

By:
,

(a “Guarantor”)

SC TOWER STRUCTURAL LAMINATING, INC.

By:
,

(a “Guarantor”)

SUPREME MID-ATLANTIC CORPORATION

By:
,

(a “Guarantor”)

SUPREME INDIANA OPERATIONS, INC.

By:
,

(a “Guarantor”)

EXHIBIT A

MINIMUM REQUIRED EBITDA SCHEDULE

Test Period	Minimum Required EBITDA
The fiscal period beginning February 21, 2010 through and including April 24, 2010	$1,862,000
The fiscal period from and including March 28, 2010 through and including May 22, 2010	$1,890,000
The fiscal period from and including April 25, 2010 through and including June 26, 2010	$1,481,000
The fiscal period from and including May 23, 2010 through and including July 24, 2010	$1,602,000
The fiscal period from and including June 27, 2010 through and including August 21, 2010	$1,862,000
The fiscal period from and including July 25, 2010 through and including September 25, 2010	$1,816,000
The fiscal period from and including August 22, 2010 through and including October 23, 2010	$1,319,000
The fiscal period from and including September 26, 2010 through and including November 20, 2010	$892,000
The fiscal period from and including October 24, 2010 through and including December 25, 2010	$627,000

EXHIBIT B

Continuing Guaranty, dated August 11, 2008, executed by Supreme Properties East, Inc. in favor of JPMorgan Chase Bank, N.A. (“Chase”).

Continuing Guaranty, dated August 11, 2008, executed by Supreme Properties West, Inc. in favor of Chase

Continuing Guaranty, dated August 11, 2008, executed by Supreme Insurance Company, Inc. in favor of Chase

Continuing Guaranty, dated August 11, 2008, executed by Silver Crown, LLC in favor of Chase

Continuing Guaranty, dated August 11, 2008, executed by Supreme Properties North, Inc. in favor of Chase

Continuing Guaranty, dated August 11, 2008, executed by Supreme Properties South, Inc. in favor of Chase

Continuing Guaranty, dated October 25, 2006, executed by Supreme Indiana Management, Inc. in favor of Chase

Continuing Guaranty, dated January 5, 2004, executed by Supreme STB Corporation (now legally named Supreme STB, LLC) in favor of Chase (as successor to Bank One, NA)

Continuing Guaranty, dated January 5, 2004, executed by Supreme Industries, Inc. in favor of Chase (as successor to Bank One, NA)

Continuing Guaranty, dated March 19, 2004, executed by Supreme Northwest, L.L.C. in favor of Chase (as successor to Bank One, NA)

Continuing Guaranty, dated June 1, 2002, executed by Supreme Corporation of Texas in favor of Chase (as successor to Bank One, Indiana, N.A.)

Continuing Guaranty, dated June 1, 2002, executed by SC Tower Structural Laminating, Inc., in favor of Chase (as successor to Bank One, Indiana, N.A.)

Continuing Guaranty, dated June 1, 2002, executed by Supreme/Murphy Truck Bodies, Inc. in favor of Chase (as successor to Bank One, Indiana, N.A.)

Continuing Guaranty, dated June 1, 2002, executed by Supreme Mid-Atlantic Corporation in favor of Chase (as successor to Bank One, Indiana, N.A.)

Continuing Guaranty, dated June 1, 2002, executed by Supreme Truck Bodies of California, Inc. in favor of Chase (as successor to Bank One, Indiana, N.A.)

Continuing Guaranty, dated June 1, 2002, executed by Supreme Indiana Operations L.P. (now legally named Supreme Indiana Operations, Inc.) in favor of Chase (as successor to Bank One, Indiana, N.A.)

First Replacement Unlimited Continuing Guaranty, dated September 8, 1997, executed by Supreme Industries, Inc. in favor of Chase (as successor to NBD Bank, N.A.)

First Replacement Unlimited Continuing Guaranty, dated September 8, 1997, executed by Supreme Corporation of Texas in favor of Chase (as successor to NBD Bank, N.A.)

First Replacement Unlimited Continuing Guaranty, dated September 8, 1997, executed by Supreme Corporation in favor of Chase (as successor to NBD Bank, N.A.)

First Replacement Unlimited Continuing Guaranty, dated September 8, 1997, executed by Supreme Mid-Atlantic Corporation in favor of Chase (as successor to NBD Bank, N.A.)

First Replacement Unlimited Continuing Guaranty, dated September 8, 1997, executed by Supreme Murphy Truck Bodies, Inc. in favor of Chase (as successor to NBD Bank, N.A.)